Acreage Obtains Final Order for Amended Plan of Arrangement with Canopy Growth and Confirms Record Date for Acreage Shareholders Entitled to Receive the Upfront Payment

Smiths Falls, Ontario & New York, New York (Sept. 18, 2020) - Canopy Growth Corporation (“Canopy Growth”) (TSX:WEED) (NYSE:CGC) and Acreage Holdings, Inc. (“Acreage”) (CSE:ACRG.U, OTCQX: ACRGF, FSE:0VZ) (together, the “Companies”) are pleased to announce that Acreage has obtained a final order from the Supreme Court of British Columbia approving the previously announced amended arrangement under section 288 of the Business Corporations Act (British Columbia) involving Canopy Growth (the “Amended Arrangement”).
Acreage and Canopy Growth anticipate implementing the Amended Arrangement on or about September 23, 2020 (the “Amendment Date”). Holders of Acreage shares and certain securities convertible or exchangeable into Class A subordinate voting shares of Acreage (the “Subordinate Voting Shares”) as of the close of business on September 22, 2020, the business day immediately preceding the Amendment Date (the “Record Date”), will be entitled to receive their pro rata portion (on an as converted to Subordinate Voting Share basis) of US$37,500,024 (the “Upfront Payment”) being paid by Canopy Growth. It is expected that the Upfront Payment will be distributed to such holders of record on or before the third business day following the Amendment Date. In connection with the Upfront Payment, each holder of shares of Acreage and certain other holders of securities convertible or exchangeable for Subordinate Voting Shares will receive approximately US$0.30 per Subordinate Voting Share (on an as converted to Subordinate Voting Share basis), with the final amount to be received by each holder to be determined based on the number of Subordinate Voting Shares into which all of the eligible securities would be converted at the close of business on the Record Date.
Shareholders of Acreage as of the Record Date with questions regarding the Upfront Payment should contact their broker for additional information.
As previously announced, Acreage received the required shareholder approval in connection with the Amended Arrangement at its special meeting of shareholders held on September 16, 2020.
Additional Details
For more information about the Amended Arrangement please see Acreage’s proxy statement and management information circular dated August 17, 2020 (the “Circular”) which was filed with the United States Securities and Exchange Commission (the “SEC”) and is available on the EDGAR website at www.sec.gov and under Acreage’s profile on SEDAR at www.sedar.com.
About Canopy Growth
Canopy Growth (TSX:WEED, NYSE:CGC) is a world-leading diversified cannabis, hemp and cannabis device company, offering distinct brands and curated cannabis varieties in dried, oil and Softgel capsule forms, as well as medical devices through Canopy Growth's subsidiary, Storz & Bickel GMbH & Co. KG. From product and process innovation to market execution, Canopy Growth is driven by a passion for leadership and a commitment to building a world-class cannabis company one product, site and country at a time.

Canopy Growth's medical division, Spectrum Therapeutics is proudly dedicated to educating healthcare practitioners, conducting robust clinical research, and furthering the public's understanding of cannabis, and has devoted millions of dollars toward cutting edge, commercializable research and IP development. Spectrum Therapeutics sells a range of full-spectrum products using its colour-coded classification Spectrum system as well as single cannabinoid Dronabinol under the brand Bionorica Ethics.
Canopy Growth operates retail stores across Canada under its award-winning Tweed and Tokyo Smoke banners. Tweed is a globally recognized cannabis brand which has built a large and loyal following by focusing on quality products and meaningful customer relationships.
From our historic public listing on the Toronto Stock Exchange and New York Stock Exchange to our international expansion, pride in advancing shareholder value through leadership is engrained in all we do at Canopy Growth. Canopy Growth has established partnerships with leading sector names including cannabis icons Snoop Dogg and Seth Rogen, breeding legends DNA Genetics and Green House Seeds, as well as lifestyle guru Martha Stewart and Fortune 500 alcohol leader Constellation Brands, to name but a few. For more information visit www.canopygrowth.com
About Acreage
Headquartered in New York City, Acreage is a vertically integrated, multi-state operator of cannabis licenses and assets in the U.S. Acreage is dedicated to building and scaling operations to create a seamless, consumer-focused branded cannabis experience. Acreage debuted its national retail store brand, The Botanist in 2018 and its award-winning consumer brands, The Botanist and Live Resin Project in 2019.

On June 27, 2019, Acreage implemented an arrangement under section 288 of the Business Corporations Act (British Columbia) (the “Current Arrangement”) with Canopy Growth pursuant to the arrangement agreement between Acreage and Canopy Growth dated April 18, 2019, as amended on May 15, 2019 (the “Arrangement Agreement”). On June 24, 2020, Canopy Growth and Acreage entered into an agreement (the “Proposal Agreement”) proposing to implement the Amended Arrangement. Pursuant to the Current Arrangement, upon the occurrence of changes to federal laws in the United States to permit the general cultivation, distribution and possession of marijuana or to remove the regulation of such activities from the federal laws of the United States (the “Triggering Event”) (or waiver of the Triggering Event by Canopy Growth), Canopy Growth will, subject to the satisfaction or waiver of certain closing conditions, acquire (the “Acquisition”) each Subordinate Voting Share (following the automatic conversion of the Class B proportionate voting shares (the “Proportionate Voting Shares”) and Class C multiple voting shares (the “Multiple Voting Shares”) into Subordinate Voting Shares) on the basis of 0.5818 of a common share of Canopy Growth (each whole share, a “Canopy Growth Share”) per Subordinate Voting Share (subject to adjustment in accordance with the terms of the Arrangement Agreement), until such time as amended in accordance with the Amended Arrangement.

The Amended Arrangement will result in, among other things, each Subordinate Voting Share will be exchanged for 0.7 of a Class E subordinate voting share (each whole share, a “Fixed Share”) and 0.3 of a Class D subordinate voting share (each whole share, a “Floating Share”), each Proportionate Voting Share will be exchanged for 28 Fixed Shares and 12 Floating Shares and each Multiple Voting Share will be exchanged for 0.7 of a Class F multiple voting share (each whole share, a “Fixed Multiple Share”) and 0.3 of a Floating Share. In addition to various amendments to the covenants, restrictions and closing conditions contained in the Arrangement Agreement, the Amended Arrangement will provide (i) that upon the occurrence (or waiver of Canopy Growth) of the Triggering Event, Canopy Growth will, subject to the satisfaction or waiver of certain closing conditions (as amended by the Amended Arrangement), acquire all of the issued and outstanding Fixed Shares on the basis of 0.3048 of a Canopy Growth Share per Fixed Share (following the automatic conversion of the Fixed Multiple Shares and subject to adjustment in accordance with the terms of the Arrangement Agreement, as amended by the Amended Arrangement); and (ii) an option, exercisable at the discretion of Canopy Growth, to acquire all of the issued and outstanding Floating Shares at the time that Canopy Growth acquires the Fixed Shares, for cash or Canopy Growth Shares, as Canopy Growth may determine, at a price Per Floating Share based upon the 30-day volume-weighted average trading price of the Floating Shares on the Canadian Securities Exchange relative to the trading price of the Canopy Growth Shares at the time of the occurrence or waiver of the Triggering Event, subject to a minimum price of US$6.41 per Floating Share.

For more information about the Current Arrangement and the Acquisition please see the respective information circulars of each of Acreage and Canopy Growth dated May 17, 2019, which are available on Acreage’s and Canopy Growth’s respective profiles on SEDAR at www.sedar.com and filed with the SEC on the EDGAR website at www.sec.gov. For more detailed information about the Amended Arrangement, please see the Circular, which was filed with the SEC and is available on the EDGAR website at www.sec.gov and on Acreage’s profile on SEDAR at www.sedar.com. For additional information regarding Canopy Growth, please see Canopy Growth’s profile on SEDAR at www.sedar.com.
Notice Regarding Forward Looking Statements
This news release contains “forward-looking statements” within the meaning of the United States Private Securities Litigation Reform Act of 1995 and “forward-looking information” within the meaning of applicable Canadian securities legislation. Often, but not always, forward-looking statements and information can be identified by the use of words such as “plans”, “expects” or “does not expect”, “is expected”, “estimates”, “intends”, “anticipates” or “does not anticipate”, or “believes”, or variations of such words and phrases or state that certain actions, events or results “may”, “could”, “would”, “might” or “will” be taken, occur or be achieved. Forward-looking statements or information involve known and unknown risks, uncertainties and other factors which may cause the actual results, performance or achievements of the Companies or their respective subsidiaries to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements or information contained in this news release. Examples of such statements include statements with respect to the timing of the implementation of the Amended Arrangement, the timing of the Upfront Payment, the amount of the Upfront Payment payable per Subordinate Voting Share (on an as converted to Subordinate Voting Share basis), the occurrence or waiver of the Triggering Event, the Acquisition, the satisfaction or waiver of the closing conditions set out in the Arrangement Agreement and the satisfaction of the conditions set out in Proposal Agreement.
Risks, uncertainties and other factors involved with forward-looking statements or information could cause actual events, results, performance, prospects and opportunities to differ materially from those expressed or implied by such forward-looking statements or information, including the occurrence of changes in U.S. federal laws regarding the cultivation, distribution or possession of marijuana; the ability of the parties to satisfy, in a timely manner, the other conditions to the implementation of the Amended Arrangement; the likelihood of the Triggering Event being satisfied or waived by the outside date; the ability of the Companies to satisfy, in a timely manner, the conditions to closing following the satisfaction or waiver of the Triggering Event; in the event that the Amended Arrangement is not implemented, the likelihood of completion of the Acquisition on the current terms; in the event that the Amended Arrangement is implemented, the likelihood of Canopy Growth completing the acquisition of the Fixed Shares and/or Floating Shares; other expectations and assumptions concerning the transactions contemplated between the Companies; the available funds of Acreage and the anticipated use of such funds; the availability of financing opportunities for Acreage and the risks associated with the completion thereof; regulatory and licensing risks; changes in general economic, business and political conditions, including changes in the financial and stock markets; risks related to infectious diseases, including the impacts of COVID-19; legal and regulatory risks inherent in the cannabis industry, including the global regulatory landscape and enforcement related to cannabis, political risks and risks relating to regulatory change; risks relating to anti-money laundering laws; compliance with extensive government regulation and the interpretation of various laws regulations and policies; risk associated with divesting certain assets; public opinion and perception of the cannabis industry; and such other risks contained in the public filings of Canopy Growth filed with the SEC and available on the EDGAR website at www.sec.gov and on Canopy Growth’s profile on SEDAR at www.sedar.com, including Canopy Growth’s annual report on Form 10-K for the year ended March 31, 2020 (as amended) and in the public filings of Acreage filed with the SEC and available on the EDGAR website at www.sec.gov and on Acreage’s profile on SEDAR at www.sedar.com, including the Circular and Acreage’s annual report on Form 10-K for the year ended December 31, 2019 (as amended).
In respect of the forward-looking statements and information, the Companies have provided such statements and information in reliance on certain assumptions that they believe are reasonable at this time. Although the Companies believe that the assumptions and factors used in preparing the forward-looking statements and information in this news release are reasonable, undue reliance should not be placed on such information and no assurance can be given that such events will occur in the disclosed time frames or at all. The forward-looking statements and information included in this news release are made as of the date of this news release and the Companies do not undertake any obligation to publicly update such forward-looking statements or information to reflect new information, subsequent events or otherwise unless required by applicable securities laws.
There can be no assurance that the Acquisition, the Amended Arrangement, the Triggering Event or the acquisition of the Fixed Shares and/or the Floating Shares will occur, or that such events will occur on the terms and conditions contemplated in this news release. Actual results could differ materially from those currently anticipated due to a number of factors and risks. Investors are cautioned that, except as disclosed in the Circular, any information released or received with respect to the Amended Arrangement may not be accurate or complete and should not be relied upon.
The Canadian Securities Exchange has not reviewed, approved or disapproved the content of this news release.
For further information:

Canopy Growth Media Contact:
Patti Zebchuck, Media Relations
media@canopygrowth.com

Canopy Growth Investor Contacts
Judy Hong, Vice President, Investor Relations (USA)
Judt.Hong@canopygrowth.com
855-558-9333 ex 122

Tyler Burns, Vice President, Investor Relations (Canada)
Tyler.Burns@canopygrowth.com
855-558-9333 ex 122

Acreage Media Contact
Howard Schacter, Vice President of Communications
h.schacter@acreageholdings.com
646-600-9181

Acreage Investor Contact
Steve West, Vice President, Investor Relations
investors@acreageholdings.com
646-600-9181

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